EXHIBIT 10.5.10

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated to be effective as of September 30, 2012 (the "Effective Date"), by and among TWINLAB CORPORATION, a Delaware corporation ("Borrower"), IDEA SPHERE INC., a Michigan corporation ("Parent"), and FIFTH THIRD BANK, an Ohio banking corporation and successor by merger to Fifth Third Bank, a Michigan banking corporation ("Lender"), is as follows:

Preliminary Statements

A.           Borrower, Parent and Lender are parties to a Credit Agreement dated as of January 7, 2008, as amended by the First Amendment to Credit Agreement and Amendment to Loan Documents dated as of December 2, 2008, the Second Amendment to Credit Agreement dated to be effective as of January 2, 2009, the Third Amendment to Credit Agreement dated to be effective as of May 8, 2009, the Forbearance and Reaffirmation Agreement and Amendment to Loan Documents dated to be effective as of September 8, 2009, the First Amendment to Forbearance and Reaffirmation Agreement and Amendment to Loan Documents dated to be effective as of November 8, 2009, the Fourth Amendment to Credit Agreement dated to be effective as of March 8, 2010, the Fifth Amendment to Credit Agreement dated to be effective as of December 31, 2010, the Sixth Amendment to Credit Agreement dated to be effective as of June 8, 2011, the Seventh Amendment to Credit Agreement dated to be effective as of September 8, 2011 and the Eighth Amendment to Credit Agreement dated to be effective as of December 23, 2011 (such Credit Agreement, as heretofore amended, being the "Credit Agreement").  Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B.           The Loan Parties have requested that Lender make certain amendments to the Credit Agreement, all as more specifically set forth herein.  Lender is willing to consent to such requests and to amend the Credit Agreement to reflect such modifications, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lender, Parent and Borrower hereby agree as follows:

1.           Amendment.

            1.1                      Application of Net Proceeds from Mortgaged Property. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document with respect to any mandatory prepayment described in Section 2.2(g)(i) of the Credit Agreement arising out of a sale or other disposition of all or any portion of the Mortgaged Property, other than that portion of the Mortgaged Property described as follows: Parcels of land located in American Fork, Utah County, Utah, and described as follows:  Lot 32 and Lot 33, amended Plat "J", Utah Valley Business Park Subdivision, according to the Official Plat thereof, on file and of record in the Office of the Utah County Recorder (the "Specified Mortgaged Property"), the Net Proceeds of any such sale or sales (other than a sale of the Specified Mortgaged Property) shall, absent the occurrence and continuance of an Event of Default (in which case it shall be applied in the order and manner determined by Lender), be applied as follows:

(i)            first, 100% of such Net Proceeds shall be applied to the remaining installments of principal under the Term Loan B Note, in the inverse order of maturity, until Term Loan B has been paid in full;

(ii)            second, at any time after Term Loan B shall have been repaid in full, (A) 90% of such Net Proceeds shall be applied as a non-permanent paydown to the then outstanding principal balance of the Revolving Loans and (B) 10% of such Net Proceeds shall be applied as a permitted partial prepayment of the principal owing under the Eighth Amendment Subordinated Note as defined in the Owner/Affiliate Subordination Agreements on the condition precedent that the proceeds thereof are immediately used to make a partial prepayment of the principal amount of the Fifth Third Shareholder Loans in the exact amount of such prepayment of the Eighth Amendment Subordinated Note (and in any case under the foregoing clause (A) or (B) above, any Net Proceeds remaining after the application set forth in such clause (A) or (B), as applicable, shall be applied as set forth in the other clause (A) or (B), as applicable);

(ii)            third, at any time after the Revolving Loans, Term Loan B and the Fifth Third Shareholder Loans shall have been repaid in full, any such remaining Net Proceeds shall be applied to cash collateralize any outstanding Letter of Credit Obligations; and

(iii)            fourth, after all Letter of Credit Obligations are fully cash collateralized, any such remaining Net Proceeds shall be applied in repayment of any of the other Obligations then due and payable.  Nothing in this Section 1.1 shall be construed to constitute Lender's consent to any transaction that is not permitted by other provisions of the Loan Documents.  No partial prepayment under Section 2.2 of the Credit Agreement or under this Section 1.1 will change the due dates or the amount of the scheduled principal payments otherwise required by the Term Loan B Note, the Credit Agreement or any other Loan Document.

1.2           Application of Net Proceeds from Sale of Specified Mortgaged Property. Notwithstanding anything to the contrary in the Credit Agreement any other Loan Document, with respect to any mandatory prepayment described in Section 2.2(g)(i) of the Credit Agreement arising out of a sale or other disposition of the Specified Mortgaged Property, the Net Proceeds of any such sale shall, absent the occurrence and continuance of an Event of Default (in which case it shall be applied in the order and manner determined by Lender), be applied as follows: (i) first 90% of such Net Proceeds shall be applied as a non-permanent paydown to the then outstanding principal balance of the Revolving Loans and (ii) second 10% of such Net Proceeds shall be applied to the remaining installments of principal under the Term Loan B Note, in the inverse order of maturity.   No partial prepayment under Section 2.2 of the Credit Agreement or under this Section 1.2 will change the due dates or the amount of the scheduled principal payments otherwise required by the Term Loan B Note, the Credit Agreement or any other Loan Document.

1.3           Application of Net Proceeds from Sale of Cole Water Property. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, with respect to any mandatory prepayment described in Section 2.2(g)(i) of the Credit Agreement arising out of a sale or other disposition of all or any portion of the Cole Water Property, the Net Proceeds of any such sale or sales shall, absent the occurrence and continuance of an Event of Default (in which case it shall be applied in the order and manner determined by Lender), be applied as follows:

(i)            first, (A) 90% of such Net Proceeds shall be applied to the then outstanding principal balance of the Revolving Loans as a non-permanent reduction of the Revolving Loans and (B) 10% of such Net Proceeds shall be applied first to the remaining installments of principal under the Term Loan B Note, in the inverse order of maturity, until Term Loan B has been paid in full and applied second as a permitted partial prepayment of the principal owing under the Eighth Amendment Subordinated Note on the condition precedent that the proceeds thereof are immediately used to make a partial prepayment of the principal amount of the Fifth Third Shareholder Loans in the exact amount of such prepayment of the Eighth Amendment Subordinated Note (and in any case under this clause (A) or (B) above, any Net Proceeds remaining after the application set forth in such clause (A) or (B), as applicable, shall be applied as set forth in the other clause (A) or (B), as applicable);

                                     (ii)    second, at any time after the Revolving Loans, Term Loan B and the Fifth Third Shareholder Loans shall have been repaid in full, any such remaining Net Proceeds shall be applied to cash collateralize any outstanding Letter of Credit Obligations; and

(iii) third, after all Letter of Credit Obligations are fully cash collateralized, any such remaining Net Proceeds shall be applied in repayment of any of the other Obligations then due and payable.  Nothing in this Section 1.3 shall be construed to constitute Lender's consent to any transaction that is not permitted by other provisions of this Amendment or the other Loan Documents.  No partial prepayment under Section 2.2 of the Credit Agreement or under this Section 1.3 will change the due dates or the amount of the scheduled principal payments otherwise required by the Term Loan B Note, the Credit Agreement or any other Loan Document.

2.           Conditions Precedent.  On or prior to the time and date that Lender executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent shall have been satisfied in the sole judgment of Lender:

2.1           Other Documents.  With the signing of this Amendment, and as a condition of this Amendment, Borrower will deliver to Lender: (a) evidence, in form and substance satisfactory to Lender in its sole discretion, that this Amendment and the transactions contemplated hereby were duly authorized by the Board of Directors of Borrower; (b) evidence, in form and substance satisfactory to Lender in its sole discretion, that the Reaffirmation of Guaranty and Security (as referenced in Section 2.2) and the transactions contemplated thereby were duly authorized by the Board of Directors or Members, as applicable, of each Loan Party (other than Borrower); and (c) all other documents, instruments and agreements, in form and substance satisfactory to Lender in its sole discretion, deemed necessary or desirable by Lender to effect the amendments to Borrower's credit facilities with Lender contemplated by this Amendment.

2.2           Reaffirmation of Guaranty and Security; Reaffirmation of Individual Guaranties; Reaffirmation of Capital Contribution Agreement.  As a condition of this Amendment, Borrower and Parent shall cause (a) each of the Loan Parties (other than Borrower) to execute the Reaffirmation of Guaranty and Security below, (b) each of the Individual Guarantors (other than Mark A. Fox) to execute the Reaffirmation of Individual Guaranties below, and (c) each of the Contributors (other than Mark A. Fox) to execute the Reaffirmation of Capital Contribution Agreement below.

2.3           Reaffirmation of Subordination.  As a condition of this Amendment, Borrower and Parent shall cause each of the Owner/Affiliate Subordinated Creditors (other than Mark A. Fox) to execute the Reaffirmation of Subordination below.

2.4           Reaffirmation of Acknowledgment to Intercreditor Agreement.  As a condition of this Amendment, Borrower and Parent shall cause each of the applicable parties party thereto to execute the Reaffirmation of Acknowledgment to Intercreditor Agreement below.

3.           Reaffirmation of Security.  Borrower, Parent and Lender hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any Security Document evidencing, governing or creating a Lien on the Loan Collateral.  Each of Borrower and Parent ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Obligations, and each of Borrower and Parent acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent of any Permitted Liens.

           4.           Representations.  To induce Lender to accept this Amendment, each of Borrower  and Parent hereby represents and warrants to Lender as follows:

                      4.1           Each of Borrower and Parent has full power and authority to enter into, and to perform its obligations under, as applicable, this Amendment and the execution and delivery of, and the performance of its obligations under and arising out of, the Amendment have been duly authorized by all necessary corporate action.

                      4.2           This Amendment constitutes the legal, valid and binding obligations of Borrower and Parent, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

4.3           No Event of Default has occurred and is continuing under the Credit Agreement.

           5.           Costs and Expenses.  As a condition of this Amendment, Borrower will pay and reimburse Lender, promptly upon Lender's request, for the costs and expenses incurred by Lender in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees.

6.           Entire Agreement.  This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

           7.           Release.  Each of Borrower and Parent, on such Loan Party's behalf and, as applicable, on behalf of such Loan Party's officers, directors, members, managers, shareholders, administrators, heirs, legal representatives, beneficiaries, affiliates, subsidiaries, successors and assigns, hereby represents and warrants that such Loan Party has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  Each of Borrower and Parent, on such Loan Party's behalf and, as applicable, on behalf of such Loan Party's officers, directors, members, managers, shareholders, administrators, heirs, legal representatives, beneficiaries, affiliates, subsidiaries, successors and assigns, voluntarily releases and forever discharges and indemnifies and holds harmless all Lender Parties from any and all Claims and other third-party claims that may be asserted against the Lender Parties, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Loan Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Lender Party and any Loan Party or other Person, or (d) any other actions or inactions by any Lender Party, all on or prior to the Effective Date.

           8.           Default.  Any default by Borrower or Parent in the performance of any of such Loan Party's obligations under this Amendment shall constitute an immediate Event of Default under the Credit Agreement.

           9.           Continuing Effect of Credit Agreement; Reaffirmation of Loan Documents.  Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect. The existing Loan Documents, except as amended by this Amendment shall remain in full force and effect, and each of them, as applicable, is hereby ratified and confirmed by Borrower, Parent, and Lender.

           10.           One Agreement; References; Fax Signature.  The Credit Agreement, as amended by this Amendment, will be construed as one agreement.  All references in any of the Loan Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment.  This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

           11.           Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

           12.           Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

           13.           Governing Law; Severability.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles). If any term of this Amendment is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

14.           Joint Obligations.  The obligations of Borrower and Parent under this Amendment and, as applicable, the other Loan Documents are joint, several and primary.  No Loan Party will be or be deemed to be an accommodation party with respect to any of the Loan Documents.

15.           WAIVER OF JURY TRIAL. BORROWER, PARENT, AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16.           Acknowledgments Regarding Mark A. Fox, etc. Borrower, Parent and Lender hereby acknowledge and agree that: (a) Mark A. Fox is not executing the Reaffirmation of Individual Guaranties required to be executed by the Individual Guarantors (other than Mark A. Fox) pursuant to this Amendment; (b) Mark A. Fox is not executing the Reaffirmation of Capital Contribution Agreement required to be executed by the Contributors (other than Mark A. Fox) pursuant to this Amendment; (c) Mark A. Fox is not executing the Reaffirmation of Subordination required to be executed by the Owner Affiliate/Subordinated Creditors (other than Mark A. Fox) pursuant to this Amendment; (d) none of Anthony Robbins, Peter Lusk, or Mark A. Fox  is executing the Reaffirmation of Acknowledgment to Intercreditor Agreement required to the executed by the parties thereto pursuant to this Amendment; (e) none of Borrower, Parent, or any other Person is released from his or its obligations under any Loan Document by reason of any of the foregoing; and (f) nothing herein is intended, or shall be construed, to release any of Anthony Robbins, Peter Lusk, or Mark A. Fox from his respective obligations under any of such Loan Documents, as applicable.

17.           Consent to Sale of Specific Mortgaged Property.  Lender hereby consents, without recourse, representation or warranty, to the sale by Borrower of the Specific Mortgaged Property so long as the Net Proceeds thereof are (a) no less than $1,300,000 and (b) applied in accordance with Section 1.2.  This consent either alone or together with other consents which Lender may give from time to time, shall not, by course of dealing, implication or otherwise, (i) obligate Lender to consent to any other sales of Loan Collateral, in each case, past, present or future, other than as specifically consented to by this Amendment or as expressly permitted by the Credit Agreement, as amended hereby, or (ii) reduce, restrict or in any way affect the discretion of Lender in considering any future consent requested by Borrower.  Upon such sale and the application of the Net Proceeds in accordance with Section 1.2 of this Amendment, Lender will execute and record a mortgage release in the form acceptable to Lender and Borrower.

[Signature Page Follows]

           IN WITNESS WHEREOF, Borrower, Parent and Lender have executed this Amendment by their duly authorized officers to be effective as of the Effective Date.

TWINLAB CORPORATION
IDEA SPHERE INC.

By:   /S/ Thomas A. Tolworthy
Thomas A. Tolworthy, President and CEO

FIFTH THIRD BANK

By:   /S/ Andrew P. Hanson
Andrew P. Hanson, Vice President

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT